Exhibit 99.1

   APAC Customer Services Awarded Multiple-Year Contract to Provide
        Customer Care Services for Expedia(R) Corporate Travel

    New Partnership Illustrates Promise of APAC's Focus on Selected
                         High-Growth Verticals


    DEERFIELD, Ill.--(BUSINESS WIRE)--Jan. 8, 2007--APAC Customer Services, Inc. (NASDAQ: APAC), a leading provider of customer care services and solutions, announced today that Expedia(R) Corporate Travel has selected APAC as its new corporate travel customer care outsourcing partner.

    Expedia(R) Corporate Travel is the No. 1 on-demand, full-service travel agency based on the total number of customer bookings through a single source including online and agent assisted. Expedia(R) Corporate Travel supports the travel needs of thousands of companies on a global basis. APAC will provide Expedia(R) Corporate Travel with a comprehensive suite of travel services, including travel assistance for business travelers, changes to existing travel reservations, assistance on travel situations and resolving questions and issues. This multiple-year agreement will be serviced from APAC's Tucson customer care facility.

    "After an extensive due diligence process, we chose APAC for their attention and dedication to quality and commitment to customer care services and solutions," stated Alan Donald, Vice President Operations, Expedia(R) Corporate Travel. "We are pleased to enter into this new program with a partner that understands our dedication to our customers and their needs to have a positive travel experience."

    "The Expedia(R) Corporate Travel program is unparalleled in quality throughout the industry and APAC is proud to be part of this program," stated James McClenahan, Senior Vice President, Sales and Marketing. "Together, Expedia(R) Corporate Travel and APAC will continue to exceed the high level of quality experience our corporate travel members deserve. Our new partnership also illustrates APAC's success in winning new business in the Travel & Entertainment vertical, one of several high-growth industries with critical customer needs that our Company has targeted."

    About APAC Customer Services, Inc.

    APAC Customer Services, Inc. (Nasdaq: APAC) is a leading provider of customer care services and solutions for market leaders in healthcare, financial services, business services, publishing, communications and travel and entertainment industries. APAC partners with its clients to deliver custom solutions that enhance bottom line performance. For more information, call 1-800-OUTSOURCE. APAC's comprehensive web site is at http://www.apaccustomerservices.com.

    Forward-Looking Statements

    This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

    Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2006 and its subsequent filing on Form 10-Q for the fiscal quarters ended April 2, 2006, July 2, 2006 and October 1, 2006 for a description of important factors that could cause the Company's actual results to differ materially from those expressed or implied in its forward-looking statements. These filings are available on a web site maintained by the SEC at http://www.sec.gov.


    CONTACT: APAC Customer Services, Inc.
             George H. Hepburn III, CFO, 847-374-4995
             GHHepburn@apacmail.com
             or
             Investor Relations:
             Lippert/Heilshorn & Associates
             Jody Burfening/Harriet Fried, 212-838-3777
             HFried@lhai.com